UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 East 200 North
Alpine, Utah	84004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of Class A Common Stock	PRPLW	OTC PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Chief Financial Officer

On October 1, 2019 (the “Start Date”), Craig Phillips accepted a position to serve as the Company’s Chief Financial Officer. Mr. Phillips will be co-located at the Company’s headquarters and in New York, New York. As previously disclosed by Purple Innovation, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2019, on March 12, 2019, Craig Phillips accepted a position to serve as the Company’s Interim Chief Financial Officer, effective March 16, 2019. In this role, he has functioned as the Company’s Principal Financial Officer and Principal Accounting Officer for SEC reporting purposes.

Mr. Phillips, age 53, has served as a Managing Director in FTI Consulting Inc.’s Corporate Finance, Office of the CFO Solutions practice, a position he held since March 2015. Prior to that, he worked as an independent financial consultant from January 2014 to March 2015. From 2012 through 2013 he served as Chief Financial Officer of Latitude 360. Prior to that, Mr. Phillips served as Chief Financial Officer of Blue Medical Supply Co. from 2011 to 2012. Mr. Phillips is a Certified Public Accountant, licensed in the State of Florida. He received a Bachelor of Business Administration from the University of Georgia.

In connection with his appointment, Mr. Phillips entered into an employment offer (the “Employment Agreement”) that includes the following terms: (1) an annual base salary of $400,000; (2) participation in a short-term incentive plan, with potential bonus payment up to 45% of Mr. Phillips’s base salary, based on the achievement of certain financial and non-financial performance targets; (3) the grant of options to purchase 325,000 shares of the Company’s Class A Common Stock; (4) vacation and other benefits generally available to other senior executives of the Company; and (5) payment by the Company for the cost of reasonable airfare and other business-related travel costs necessary for commuting to the Company’s headquarters.

If Mr. Phillips is terminated without cause he will also be entitled to an amount equal to up to 6 months plus one week of base salary for each completed year of service. Upon termination without cause, all unvested stock options will be forfeited and cancelled.

The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, a copy of which is attached as Exhibit 10.1 to this report and is incorporated by reference herein.

Option Grant

On October 1, 2019, the board of directors of the Company approved an option grant to Mr. Phillips to purchase 325,000 shares of the Company’s Class A Common Stock (the “Common Shares”) at an exercise price of $8.17 per Common Share, which is the volume-weighted average price of the Common Shares over the 30 trading days preceding October 1, 2019.

In connection with the option grant, the Company entered into an Option Grant Agreement (the “Grant Agreement”) with Mr. Phillips, which includes the following terms: (i) 25% of the grant shall vest and become exercisable on March 16, 2020, and the remaining 75% shall vest and become exercisable in equal installments on a monthly basis, on the first day of each month, over the three-year period beginning April 1, 2020; (ii) in the event of a change in control (as that term is defined in Mr. Phillips’ offer letter) (A) prior to October 1, 2020, a maximum of 50% of the grant (162,500 options, which is inclusive of any options already vested) will vest and become exercisable or (B) after October 1, 2020, 100% of the grant will vest and become exercisable; (iii) the exercise price may be paid (A) in cash, (B) if there is a public market for the Common Shares at the time of exercise, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the option and to deliver promptly to the Company an amount equal to the exercise price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which such option was exercised that number of Common Shares having a fair market value equal to the aggregate exercise price for the Common Shares for which such option was exercised; (iv) the option has a term of five years; and (v) in the event of Mr. Phillips’ death, disability retirement or termination of employment, the terms of the Company’s 2017 Equity Incentive Plan shall apply.

The foregoing summary of the Grant Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Grant Agreement, a copy of which is attached as Exhibit 10.2 to this report and is incorporated by reference herein.

Item 7.01 REGULATION FD DISCLOSURE.

On October 3, 2019, the Company issued a press release announcing the appointment of Mr. Phillips. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Employment Agreement between the Company and Craig L. Phillips.
10.2	Option Grant Agreement between the Company and Craig L. Phillips.
99.1	Press release issued by the Company, dated October 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2019	PURPLE INNOVATION, INC.

	By:	/s/ Craig L. Phillips
Craig L. Phillips
Chief Financial Officer

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